Exhibit 99.2


[LOGO - ROHN INDUSTRIES, INC.]                          WORLD HEADQUARTERS

                                                        6718 W. Plank Rd.
                                                        Peoria, IL 61604 USA
                                                        Ph: 309-697-4400
                                                        FAX: 309-697-5612

FOR FURTHER INFORMATION:
Al Dix
Chief Financial Officer
(309) 633-6809
al.dix@rohnnet.com


                ROHN ANNOUNCES TRANSFER FROM NASDAQ NATIONAL
                --------------------------------------------
                      MARKET TO NASDAQ SMALLCAP MARKET
                      --------------------------------

            ROHN ALSO ANNOUNCES END OF QUARTERLY EARNINGS CALLS
            ---------------------------------------------------

October 8, 2002, Peoria, IL -- ROHN Industries, Inc. (Nasdaq: ROHN), a global provider of infrastructure equipment for the telecommunications industry, announced today that effective at the close of trading on Friday, October 11, 2002, the Company's common stock will cease trading on the Nasdaq National Market and effective at the commencement of trading on the following Monday, October 14, 2002, its common stock will begin trading on the Nasdaq SmallCap Market. The Company's common stock will continue to trade under the symbol "ROHN".

In addition, the Company announced today that in light of the information contained in its earnings releases and SEC filings and its limited resources, it will no longer hold conference calls with investors and others in connection with the release of its quarterly and annual financial results.

ROHN Industries, Inc. is a leading manufacturer and installer of telecommunications infrastructure equipment for the wireless and fiber optic industries. Its products are used in cellular, PCS, fiber optic networks for the Internet, radio and television broadcast markets. The company's products include towers, equipment enclosures, cabinets, poles and antennae mounts, as well as design and construction services. ROHN has manufacturing locations in Peoria, Ill.; Frankfort, Ind.; and Bessemer, Ala., along with a sales office in Mexico City, Mexico.

Statements in this press release include "forward-looking statements" within the meaning of the Securities Exchange Act of 1934, the Private Securities Litigation Reform Act of 1995 and other related laws, and include, but are not limited to, those statements relating to sales and earning expectations, expected demand and other statements of outlook. The actual results and effects could differ materially from those currently anticipated in our forward-looking statements. Factors and risks that could cause such differences include, but are not limited to: wireless and fiber optic communications industry capital spending; the ability of our customers to secure adequate financing; elections by customers to terminate or delay previously placed orders; the effects of competition, particularly on pricing and margins; our implementation of our growth objectives in foreign markets; our indebtedness, which could restrict our operations, making us more vulnerable to adverse economic conditions and making it more difficult for us to implement our business strategy; liquidity problems that confront or may confront us; our failure to enter into an amendment to our Credit Agreement to waive or cure existing defaults thereunder; our inability to obtain bonding required for certain customer contracts or potential contracts; our delisting from the Nasdaq National Market; our possible transfer to the Nasdaq SmallCap Market; our Commonwealth of Pennsylvania construction project staying on its currently anticipated schedule; and regulatory changes affecting our industry. The cautionary statement contained in Exhibit 99.1 to ROHN's Form 10-K is incorporated herein by reference. Our forward-looking statements are given as of the date of this release and we are not undertaking any duty or obligation to update these statements publicly as a result of new information, future events or otherwise.